SEMIANNUAL
                           REPORT

                   March 31, 2000
                      (Unaudited)

          [Penn Cap Logo Omitted]

                          [Penn Cap Logo Omitted]
                   -------------------------------------------
                   Penn Capital Select Financial Services Fund
                   -------------------------------------------

INVESTMENT REVIEW
PENN CAPITAL SELECT FINANCIAL SERVICES FUND -- FIRST QUARTER 2000
--------------------------------------------------------------------------------

Aside from a brief rally in March, bank stock performance continued its decline in the first quarter of 2000. The Penn Capital Select Financial Services Fund outperformed its index, the NASDAQ Bank Index, but also ended the quarter with negative returns. For the period January 1, 2000, through March 31, 2000, the Fund posted a total return of (0.31%) compared to (8.89%) for the NASDAQ Bank Index.

Over the past three months, some distinct trends have evolved in the financial sector. Looking out, we see three primary drivers of financial stock performance in 2000, with some secondary considerations:

One primary indicator, with a negative outlook in the short term, is the current interest rate environment. Given the continued strength of economic data over the last few weeks, we remain confident that interest rates are poised to go higher. We also believe, however, that we are close to a peak. The May meeting of the Federal Open Market Committee will most likely result in the 6th consecutive increase in short term interest rates. As our economy continues to digest the rate hikes of the last five prior sessions, economic trends could quickly reverse themselves. We experienced this in 1995 and there is no reason to believe that the same actions will not provide a similar result.

The second consideration, which is largely neutral, is fundamentals. Although we believe most earnings disappointments in the bank group are behind us, banks are increasingly challenged to grow their earnings well above a 5% annual pace. In what has become a mature industry, our strategy is to identify banks with achievable growth potential above industry averages. In our view, banks that are successful in developing areas of business NOT driven by interest rate volatility, such as capital markets and asset management businesses, are much more likely to experience accelerated earnings growth over the near and long term.

One of the more positive considerations within the financial sector has to do with market momentum. It is evident that financial stocks have become the "safe harbor of choice" for investors whose relationships with technology stocks have become increasingly erratic. Although investors will never completely abandon the technology sector, there certainly will be a pruning process. We believe that the clearer the technology landscape becomes, the more the financial sector will benefit from its evolution.

And finally, a modest acceleration in acquisition activity over the prior year is a promising trend that we are constantly monitoring. Given the maturity of this industry, continued consolidation is a necessity. The Fund will maintain a two-tiered focus: large banks with the capability of achieving above industry average growth, and small banks with niches that gain the attention of much larger acquiring entities. Also, look for more large foreign banks to enter the U.S. market through acquisition, another catalyst that could drive valuations to a higher level.

Sincerely,

/s/RICHARD A. HOCKER

Richard A. Hocker

CHIEF INVESTMENT OFFICER

STATEMENT OF NET ASSETS                                       PENN CAPITAL FUNDS
March 31, 2000                                                       (Unaudited)

PENN CAPITAL SELECT                                    Value
FINANCIAL SERVICES FUND                  Shares        (000)
------------------------------------------------------------
COMMON STOCKS (82.0%)
BANKS (63.1%)
   Astoria Financial                       181         $  5
   Bank of America                         100            5
   Bank of New York                        150            6
   Bank United, Cl A                       155            5
   BankUnited Financial, Cl A*             500            3
   CCBT Financial Companies                435            6
   Chase Manhattan                         130           11
   Coastal Bancorp                         660           11
   Deutsche Bank, ADR                      125            9
   First Union                             425           16
   Fleet Boston Financial                  192            7
   Mellon Financial                        260            8
   National Penn Bancshares                934           19
   North Fork Bancorporation               970           17
   Peoples Bank Bridgeport                 145            3
   PNC Bank                                240           11
   Premier National Bancorp                434            7
   Provident Bankshares                    109            2
   Regions Financial                        65            1
   Seacoast Banking of Florida, Cl A       525           14
   Summit Bancorp                          200            5
   SunTrust Banks                          117            7
   U.S. Bancorp                            175            4
   United Bankshares                       410            9
   Wells Fargo & Company                   400           16
   Westamerica Bancorporation              250            7
                                                       ----
                                                        214
                                                       ----
FINANCIAL SERVICES (14.5%)
   Alliance Capital Management
     Holding                               185            8
   American Express                         50            7
   Capital One Financial                    50            2
   Citigroup                               167           10
   Mech Financial                          150            5
   Neuberger Berman                        275            8
   Raymond James Financial                 195            4
   T. Rowe Price                           130            5
                                                       ----
                                                         49
                                                       ----
INSURANCE (4.4%)
   American International Group             56            6
   Mony Group                              265            9
                                                       ----
                                                         15
                                                       ----

                                                       Value
                                         Shares        (000)
------------------------------------------------------------
TOTAL COMMON STOCKS
 (Cost $280)                                           $278
                                                       ----
PREFERRED STOCKS (7.1%)
BANKS (7.1%)
   Astoria Financial*                      925           24
                                                       ----
TOTAL PREFERRED STOCKS
   (Cost $24)                                            24
                                                       ----

MUTUAL FUNDS (9.7%)
   John Hancock Bank and
     Thrift Opportunity                  1,250            9
   SEI Daily Income Trust Money
     Market Portfolio                   12,404           12
   SEI Daily Income Trust Prime
     Obligation Portfolio               12,404           12
                                                       ----
TOTAL MUTUAL FUNDS
   (Cost $33)                                            33
                                                       ----
TOTAL INVESTMENTS (98.8%)
   (Cost $337)                                          335
                                                       ----
OTHER ASSETS AND LIABILITIES, NET (1.2%)                  4
                                                       ----

NET ASSETS:
   Portfolio Capital (unlimited
     authorization -- no par value)
     based on 35,247 outstanding
     shares of beneficial interest                      373
   Accumulated net realized loss
     on investments                                     (32)
   Net unrealized depreciation
     on investments                                      (2)
                                                       ----
TOTAL NET ASSETS (100.0%)                              $339
                                                       ====

   Net Asset Value, Offering and
     Redemption Price Per Share                       $9.63
                                                      =====

* NON-INCOME PRODUCING SECURITY
ADR -- AMERICAN DEPOSITORY RECEIPT
CL -- CLASS

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS (000)                                 PENN CAPITAL FUNDS
                                                                     (Unaudited)

                                                           PENN CAPITAL SELECT
                                                         FINANCIAL SERVICES FUND
                                                         -----------------------
                                                                10/1/99
                                                             THRU 3/31/00
--------------------------------------------------------------------------------
Investment Income:
   Dividends...........................................          $  5
   Interest ...........................................            --
--------------------------------------------------------------------------------
     Total Investment Income...........................             5
--------------------------------------------------------------------------------
Expenses:
   Investment Advisory Fees ...........................             1
   Investment Advisory Fee Waiver .....................            (1)
   Administrator Fees .................................            33
   Custodian Fees .....................................            --
   Transfer Agent Fees ................................            12
   Professional Fees ..................................             1
   Trustee Fees .......................................            --
   Registration Fees ..................................             1
   Pricing Fees .......................................            --
   Printing Fees ......................................            12
   Amortization of Deferred Organizational Costs.......             3
   Insurance and Other Fees ...........................            (2)
--------------------------------------------------------------------------------
     Total Expenses ...................................            60
--------------------------------------------------------------------------------
   Less: Reimbursements by Adviser.....................           (58)
--------------------------------------------------------------------------------
     Total Net Expenses ...............................             2
--------------------------------------------------------------------------------
         Net Investment Income ........................             3
--------------------------------------------------------------------------------
   Net Realized Loss From Securities Sold .............           (12)
   Net Unrealized Appreciation
     of Investment Securities .........................             6
--------------------------------------------------------------------------------
   Net Realized and Unrealized Loss
            on Investments ............................            (6)
--------------------------------------------------------------------------------
   Net Decrease in Net Assets Resulting
      From Operations .................................          $ (3)
--------------------------------------------------------------------------------
Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS (000)                      PENN CAPITAL FUNDS
                                                                     (Unaudited)

                                                         PENN CAPITAL SELECT
                                                       FINANCIAL SERVICES FUND
                                                     ---------------------------
                                                        10/1/99        10/1/98
                                                     THRU 3/31/00   THRU 9/30/99
--------------------------------------------------------------------------------
Investment Activities:
   Net Investment Income .......................       $   3            $  8
   Net Realized Loss on Securities Sold.........         (12)             (5)
   Net Unrealized Appreciation of
     Investment Securities .....................           6             114
--------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets
       Resulting from Operations ...............          (3)            117
--------------------------------------------------------------------------------
Distributions to Shareholders:
   Net Investment Income .......................          (9)             (6)
   Realized Capital Gain .......................         (15)            (47)
--------------------------------------------------------------------------------
     Total Distributions .......................         (24)            (53)
--------------------------------------------------------------------------------
Capital Share Transactions:
   Proceeds from Shares Issued .................          65              18
   Proceeds from Shares Issued in Lieu of
       Cash Distributions................                 24              53
   Cost of Shares Redeemed......................         (28)           (533)
--------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From
     Capital Share Transactions.................          61            (462)
--------------------------------------------------------------------------------
     Total Increase (Decrease) in Net Assets ...          34            (398)
--------------------------------------------------------------------------------
Net Assets:
     Beginning of Period........................         305             703
--------------------------------------------------------------------------------
     End of Period(1)...........................        $339           $ 305
================================================================================
Shares Issued and Redeemed:
   Issued ......................................           8               1
   Issued in Lieu of Cash Distributions.........           2               5
   Redeemed.....................................          (3)            (45)
--------------------------------------------------------------------------------
   Net Increase (Decrease) in Share
       Transactions.............................            7             (39)
--------------------------------------------------------------------------------
(1) Includes undistributed net investment income of $6 as of September 30, 1999.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS                                          PENN CAPITAL FUNDS

For a Share Outstanding Throughout Each Period                       (Unaudited)




            Net                       Realized and                                         Net                              Net
           Asset                       Unrealized    Distributions    Distributions       Asset                           Assets
           Value            Net          Gains         from Net           from            Value                             End
         Beginning      Investment        on          Investment         Capital           End           Total           of Period
         of Period        Income       Investments      Income            Gains         of Period        Return+           (000)
         ---------       ---------    ------------    ----------      ------------      ---------      -----------       --------
-------------------------------------------
PENN CAPITAL SELECT FINANCIAL SERVICES FUND
-------------------------------------------
2000*     $10.74          0.11          (0.39)          (0.31)           (0.52)          $ 9.63         (2.15)%            $339
1999      $10.50          0.23           0.79           (0.09)           (0.69)          $10.74          9.62%             $305
1998(1)   $10.00          0.07           0.64           (0.01)           (0.20)          $10.50          6.81%             $703




                                                                               Ratio of Net
                                                          Ratio of              Investment
                                                           Expenses           Income (Loss) to
                                    Ratio of Net          to Average               Average
                   Ratio             Investment           Net Assets             Net Assets
                of Expenses            Income             (Excluding             (Excluding           Portfolio
                to Average           to Average           Waivers and            Waivers and          Turnover
                Net Assets           Net Assets         Reimbursements)        Reimbursements)          Rate
                -----------          -----------        ---------------        ---------------        --------
-------------------------------------------
PENN CAPITAL SELECT FINANCIAL SERVICES FUND
-------------------------------------------
2000*              1.40%                2.32%               41.06%                (37.34)%              18.4%
1999               1.40%*               1.17%*              14.54%*               (11.97)%             114.1%
1998(1)            1.40%                0.68%               29.22%                (27.14)%             174.8%

    *For the six-month period ended March 31. All ratios are for the period and have been annualized.
    +Returns are for the period indicated and have not been annualized.
(1) Commenced operations on October 20, 1997. All ratios are for the period and have been annualized.


The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS                                 PENN CAPITAL FUNDS
March 31, 2000                                                       (Unaudited)

1.  ORGANIZATION:

TIP FUNDS (the "Trust") a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company with 19 portfolios. The financial statements included herein are for the Penn Capital Select Financial Services Fund, (the "Fund"). The financial statements of the remaining portfolios are presented separately. The assets of the Fund are segregated, and a shareholder's interest is limited to the fund in which shares are held. The Fund's prospectus provides a description of the Fund's investment objectives, policies, and strategies.

2.  SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Fund.

     SECURITY VALUATION -- Investments in equity securities which are traded on a national exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price.

     FEDERAL INCOME TAXES -- It is the Fund's intention to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes is required.

     SECURITY TRANSACTIONS AND RELATED INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold during the respective holding period.

     NET ASSET VALUE PER SHARE -- The net asset value per share of the Fund is calculated on each business day, by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding.

     REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

NOTES TO FINANCIAL STATEMENTS (Continued)                     PENN CAPITAL FUNDS
March 31, 2000                                                       (Unaudited)

     EXPENSES -- Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the funds on the basis of relative daily net assets.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared and paid to Shareholders at least annually. Any net realized capital gains on sales of securities are distributed to Shareholders at least annually.

     Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations. Certain book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

3.  ORGANIZATION COSTS AND TRANSACTIONS WITH AFFILIATES:

Organization costs have been capitalized by the Fund and are being amortized over a period of sixty months. In the event any of the initial shares of a Fund are redeemed by any holder thereof during the period that such Fund is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Fund will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares outstanding at the time of redemption.

Certain officers of the Trust are also officers of SEI Investments Mutual Funds Services (the "Administrator") and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers and trustees of the Trust.

4.  ADMINISTRATION, SHAREHOLDER SERVICING, AND DISTRIBUTION AGREEMENTS:
The Trust and the Administrator are parties to an agreement under which the Administrator provides management and administrative services for an annual fee of 0.09% of the average daily net assets of the Trust up to $250 million, 0.07% on the next $250 million, 0.06% on the next $250 million, 0.05% on the next $1.25 billion, and 0.04% of such assets in excess on $2 billion. There is a minimum annual fee of $65,000 payable to the Administrator for services rendered to the Fund under the Administration Agreement. The administrator may, at its sole discretion waive all or a portion of its fees.

NOTES TO FINANCIAL STATEMENTS (Concluded)                     PENN CAPITAL FUNDS
March 31, 2000                                                       (Unaudited)

DST Systems, Inc., (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

The Trust and the Distributor are parties to a Distribution Agreement dated April 28, 1996. The Distributor receives no fees for its distribution services under this agreement.

5.  INVESTMENT ADVISORY AGREEMENT:

The Trust and Penn Capital Management Company, Inc. (the "Adviser") are parties to an Investment Advisory Agreement, under which the Adviser receives an annual fee equal to 1.00% of the average daily net assets of the Fund. The Adviser has voluntarily agreed to waive all or a portion of its fees and to reimburse expenses of the Fund in order to limit its total operating expenses (as a percentage of average daily net assets on an annualized basis) to not more than 1.40%. Fee waivers and expense reimbursements are voluntary and may be terminated at any time.

6.  INVESTMENT TRANSACTIONS:
The total cost of security purchases and the proceeds from security sales, other than short-term investments, for the period ended March 31, 2000, are as follows (000):

                                  PENN CAPITAL SELECT
                                FINANCIAL SERVICES FUND
                                -----------------------
Purchases .....................           $99
Sales .........................           $52

The aggregate gross unrealized appreciation and depreciation for securities held by the Fund at March 31, 2000, are as follows (000):

                                  PENN CAPITAL SELECT
                                FINANCIAL SERVICES FUND
                                -----------------------
Aggregate gross unrealized
   appreciation ...............            $ 27
Aggregate gross unrealized
   depreciation ...............             (29)
                                           -----
Net unrealized depreciation                $ (2)
                                           =====

                                      NOTES

                                  [BLANK PAGE]

TRUST
TIP Funds
P.O. Box 419805
Kansas City, MO 64141-6805

INVESTMENT ADVISER
Penn Capital Management Company, Inc.

DISTRIBUTOR
SEI Investments Distribution Co.

ADMINISTRATOR
SEI Investments Mutual Funds Services

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP

INDEPENDENT AUDITORS
Ernst & Young LLP

To open an account, receive account information, make inquiries, or request literature:
1-800-224-6312

THIS REPORT WAS PREPARED FOR SHAREHOLDERS IN THE
PENN CAPITAL FUNDS. IT MAY BE DISTRIBUTED TO OTHERS
ONLY IF PRECEDED OR ACCOMPANIED BY A PROSPECTUS,
WHICH CONTAINS DETAILED INFORMATION.

PEN-F-010-02